ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

SEMI-ANNUAL REPORT
DECEMBER 31, 1996



LETTER TO SHAREHOLDERS              ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

February 19, 1997

Dear Shareholder:

U.S. bond market returns were subdued in 1996. Throughout most of the year, returns were negative as the market reacted unfavorably to stronger-than-expected job growth and uncertainty about whether the Federal Reserve would raise rates to slow economic growth. Towards the end of 1996, the bond market was able to move into positive territory as the fear of accelerating inflation diminished. Across all major sectors of the bond market, shorter-duration securities outperformed longer-duration securities for the year while interest rates for all maturities increased. Mortgage-backed securities were the best performing sector of the domestic investment grade bond market as higher interest rates slowed mortgage prepayment expectations. Outside the United States, slow worldwide economic growth and low inflation provided a favorable investment environment for both developed market and emerging market debt.

INVESTMENT RESULTS
The following table shows the Corporate Bond Portfolio's investment results over the 6 and 12 month periods ended December 31, 1996. Also shown for comparison are the total returns for the U.S. bond market, represented by the unmanaged Lehman Brothers (LB) Aggregate Bond Index, and for the Lipper Corporate Debt Funds BBB-Rated Average. These funds have similar investment objectives to your Fund, though some funds included in the average may have somewhat different investment policies.

INVESTMENT RESULTS*
Period Ended December 31, 1996
                                                     TOTAL RETURNS
                                               6 MONTHS        12 MONTHS
                                              ----------      -----------
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
  Class A                                       10.16%           10.04%
  Class B                                        9.77%            9.27%
  Class C                                        9.77%            9.27%

LEHMAN BROTHERS AGGREGATE BOND INDEX             4.90%            3.63%
LIPPER CORPORATE DEBT FUNDS BBB-RATED AVERAGE    5.54%            3.19%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF DECEMBER 31, 1996. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. ALL RETURNS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD.

THE LEHMAN BROTHERS (LB) AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT REFLECT FEES AND EXPENSES. THE LIPPER CORPORATE DEBT FUNDS BBB-RATED AVERAGE MEASURES THE PERFORMANCE OF 100 MUTUAL FUNDS WITH GENERALLY SIMILAR INVESTMENT OBJECTIVES.

ADDITIONAL INVESTMENT RESULTS CAN BE FOUND ON PAGE 3.


We are pleased to report that over the past 6 and 12 month periods, your Fund outperformed both its benchmark and its Lipper universe of similarly managed funds. This outpeformance is due primarily to strong performance in the emerging market and developed non-U.S. bond markets and good country selection within these sectors.

ECONOMIC REVIEW
The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed in the fourth quarter, led by a rebound in consumer spending. The annualized gain in retail sales of merchandise jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. Exports surged by an annualized 32.7% in October and November and unexpectedly


1



                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

added to year-end growth. The production side of the economy also showed strength. Industrial production grew at an annualized pace of 6% and payroll growth increased to 217,000 per month, up from the third quarter's average of 171,000 per month. In all, growth in aggregate output (GDP), which dipped to 2.1% in the third quarter, accelerated to 4.7% during the final three months of 1996.

Broad inflation measures were slightly higher at the end of 1996 as consumer prices increased 3.3% year-over-year and producer prices were up 2.8%. However, excluding the volatile food and energy sectors, inflation remained very well-behaved with year-over-year consumer and producer prices up only 2.6% and 0.6%, respectively.

INVESTMENT OUTLOOK
Our outlook for the U.S. economy assumes that while economic growth accelerated at the end of 1996, it will moderate again during the first half of 1997. As this occurs, current upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges. The Fed remains on hold with its neutral-to-slightly-restrictive policy. Given justified concerns about the economic outlook, further near-term weakness in bond prices and higher bond yields cannot be ruled out. However, such developments would only facilitate the economic slowing we predict later in 1997.

Although domestic corporate bond yields remain at historically narrow levels, we expect to continue to find opportunities in corporate debt on a case-by-case basis. Balance sheet improvements and increased investor demand for yield-oriented securities should support higher prices for these securities into 1997.

Outside the United States, we continue to have a favorable outlook for emerging market debt. Ongoing economic reforms in a worldwide environment of moderate growth and generally low inflation should support further gains in this sector. However, as risk premiums for this asset class have narrowed from their highs at the end of 1994, we expect the pace of price appreciation of these securities to slow.

Thank you for your continued interest and investment in Alliance Corporate Bond Portfolio. We look forward to reporting the Portfolio's progress to you in the coming months.

Sincerely,

John D. Carifa
Chairman and President

Wayne D. Lyski
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES   ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Alliance Bond Fund Corporate Bond Portfolio seeks primarily to maximize income over the long-term consistent with providing reasonable safety in the value of each shareholder's investment; secondarily, the Fund will seek capital appreciation. It invests primarily in a diversified portfolio of corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      10.04%          5.34%
Five Years                    12.78%         11.80%
Ten Years                     11.15%         10.67%
SEC Yield**                    7.12%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       9.27%          6.27%
Since Inception*              11.95%         11.95%
SEC Yield**                    6.72%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       9.27%          8.27%
Since Inception*               9.57%          9.57%
SEC Yield**                    6.73%


Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class A (1%-year 1 for purchases exceeding $1,000,000); for Class B (3%-year 1; 2%-year 2; 1%-year 3; 0%-year 4); Class C
(1%-year 1).

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/8/93, Class B; 5/3/93, Class C.

**   SEC Yields are based on SEC guidelines and are calculated on 30 days ended
December 31, 1996.


3



PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996 (UNAUDITED)       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS(a)                                       (000)           VALUE
------------------------------------------------------------------------
        CORPORATE DEBT OBLIGATIONS-54.3%
        FINANCIAL-24.2%
BBB     Arkwright CSN Trust
          9.625%, 8/15/26 (b)                   $30,000     $ 32,754,900
BBB+    FBS Capital I
          8.09%, 11/15/26 (b)                    26,300       26,150,090
A1      First Union Capital
          8.04%, 12/01/26 (b) (c)                38,000       38,268,660
BB-     First USA Capital Trust I
          9.33%, 1/15/27 (b)                     36,000       36,067,500
A2      Fleet Capital II
          7.92%, 12/11/26 (c)                    29,875       29,435,180
B-      Home Holdings, Inc.
          8.625%, 12/15/03                       46,165       10,848,775
A       Travelers Capital III
          7.625%, 12/01/36                       35,000       34,586,300
                                                            ------------
                                                             208,111,405

        INSURANCE-11.5%
A2      Farmers Insurance Exchange
          8.625%, 5/01/24 (b) (c)                38,725       39,686,852
A       Mutual Life Insurance Co. of New York
          11.24%, 8/15/24 (b) (d)                25,000       25,325,000
A2      Prudential Insurance Co.
          8.30%, 7/01/25 (b) (c)                 33,000       33,915,882
                                                            ------------
                                                              98,927,734

        INDUSTRIAL-15.0%
A-      Enersis, S.A.
          7.40%, 12/01/16                        30,655       29,722,781
A       International Business Machines
          7.125%, 12/01/96                       35,000       33,336,380
A3      Ras Laffan Liquefied Natural Gas
          8.294%, 3/15/14 (b) (c)                34,000       34,170,000
BB+     USX Marathon Group
          8.50%, 3/01/23                         29,400       31,810,006
                                                            ------------
                                                             129,039,167

        COMMUNICATIONS-3.6%
BBB-    TCI Communications, Inc.
          7.875%, 2/15/26                        15,600       13,528,679
          8.75%, 8/01/15                         17,500       17,246,268
                                                            ------------
                                                              30,774,947

        Total Corporate Debt Obligations
          (cost $484,554,850)                                466,853,253

        YANKEES-15.7%
B3      Grupo Mexicano de Desarrollo, S.A.
          8.25%, 2/17/01 (c)                     27,200       16,558,000
BBB     MC Cuernavaca Trust
          9.25%, 7/25/01 (b)                     43,664       38,643,050
B-      Millicom International Cellular, S.A.
          13.50%, 6/01/06 (b) (d)                20,000       12,500,000
BB+     Reliance Industries Ltd.
          9.375%, 6/24/26 (b)                    35,000       37,395,225
BBB-    Total Access Communication
          8.375%, 11/04/06 (b)                   30,000       30,217,500

        Total Yankees (cost $138,819,475)                    135,313,775

        SOVEREIGN DEBT OBLIGATIONS-15.5%
        ARGENTINA-2.5%
NR      Repackaged Argentina
          Domestic Security Trust
          14.75%, 9/01/02 (b)                    18,000       21,600,000

        COLOMBIA-3.2%
BBB-    Republic of Colombia
          8.70%, 2/15/16                         27,500       27,419,590

        MEXICO-3.1%
BB      United Mexican States
          11.50%, 5/15/26                        25,000       26,406,250

        PERU-2.3%
NR      Republic of Peru FLIRB WI
          3.25%, 3/15/16 (b)(e)                  30,000       16,500,000
NR      Republic of Peru PDI WI
          4.00%, 12/01/17 (b)(e)                  5,000        2,956,250
                                                            ------------
                                                              19,456,250

        POLAND-4.4%
Baa3    Republic of Poland PDI
          4.00%, 10/27/14 (c) (e)                45,000       38,193,750

        Total Sovereign Debt Obligations
          (cost $128,066,043)                                133,075,840


4



                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

                                              SHARES OR
STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS(a)                                       (000)           VALUE
------------------------------------------------------------------------
        PREFERRED STOCK-9.9%
BB-     Digital Equipment Corp. Series A
          8.88%                                 $   325     $  8,206,250
BB+     Time Warner, Inc.
          10.25% (b)                                373       40,584,412
BBB+    Transcanada Pipelines
          8.75%                                   1,350       36,028,125

        Total Preferred Stock
          (cost $79,764,820)                                  84,818,787

        SOVEREIGN DEBT RELATED-4.9%
BB-     Morgan Guaranty Trust Co.
          Indexed Note
          Linked Russian US$
          Vneshekonombank
          Loan Assignment
          14.00%, 2/28/97 (f)
          (cost $42,556,250)                     42,556       42,526,461



STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS(a)                                       (000)           VALUE
------------------------------------------------------------------------
        U.S. GOVERNMENT OBLIGATION-2.8%
AAA     U.S. Treasury Strip
          Zero coupon, 2/15/11
          (cost $24,721,111)                    $62,300     $ 24,367,399

        COMMERCIAL PAPER-0.8%
A1+     General Electric Credit Corp.
          5.50%, 1/02/97 (c)
          (cost $6,566,996)                       6,568        6,566,996

        TOTAL INVESTMENTS-103.9%
          (cost $905,049,545)                                893,522,511
        Other assets less liabilities-(3.9%)                 (33,186,511)

        NET ASSETS-100%                                     $860,336,000


(a)  Unaudited.

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 1996, this security amounted to $466,735,321 or 54.3% of net assets.

(c)  Moody's rating.

(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1996.

(f) Principal amount represents par value at purchase date. The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.

     Glossary of Terms:
     NR    - Not rated.
     PDI   - Past due interest.
     WI    - When issued.
     FLIRB - Front loaded interest reduction bond.

     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996 (UNAUDITED)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $905,049,545)         $893,522,511
  Cash                                                                     124
  Interest receivable                                               12,431,448
  Receivable for capital stock sold                                  1,767,129
  Dividends receivable                                                 180,375
  Total assets                                                     907,901,587

LIABILITIES
  Payable for investment securities purchased                       43,695,211
  Dividends payable                                                  2,107,462
  Distribution fee payable                                             529,603
  Payable for capital stock redeemed                                   447,490
  Advisory fee payable                                                 413,985
  Accrued expenses                                                     371,836
  Total liabilities                                                 47,565,587

NET ASSETS                                                        $860,336,000

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     61,470
  Additional paid-in capital                                       966,404,592
  Undistributed net investment income                                3,870,792
  Accumulated net realized loss on investments                     (98,473,820)
  Net unrealized depreciation of investments                       (11,527,034)
                                                                  $860,336,000

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($326,546,493/
    23,330,608 shares of capital stock issued and outstanding)          $14.00
  Sales charge--4.25% of public offering price                             .62
  Maximum offering price                                                $14.62

  CLASS B SHARES
  Net asset value and offering price per share ($419,234,095/
    29,954,901 shares of capital stock issued and outstanding)          $14.00

  CLASS C SHARES
  Net asset value and offering price per share ($114,555,412/
    8,184,803 shares of capital stock issued and outstanding)           $14.00


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                            $34,145,825
  Dividends                                             3,358,090
                                                                    $37,503,915

EXPENSES
  Advisory fee                                          2,269,690
  Distribution fee - Class A                              455,936
  Distribution fee - Class B                            1,900,800
  Distribution fee - Class C                              488,656
  Transfer agency                                         570,710
  Custodian                                               144,554
  Administrative                                           66,976
  Printing                                                 54,713
  Audit and legal                                          39,821
  Registration                                             37,578
  Taxes                                                     7,382
  Directors' fees                                           5,325
  Miscellaneous                                             8,958
  Total expenses                                                      6,051,099
  Net investment income                                              31,452,816

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                       31,324,511
  Net change in unrealized depreciation of investments               10,876,621
  Net gain on investments                                            42,201,132

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $73,653,948


See notes to financial statements.


7



STATEMENT OF CHANGES
IN NET ASSETS                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

                                                 SIX MONTHS ENDED
                                                   DEC. 31, 1996    YEAR ENDED
                                                    (UNAUDITED)   JUNE 30, 1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 31,452,816   $ 55,214,973
  Net realized gain on investments                   31,324,511      9,409,977
  Net change in unrealized depreciation
    of investments                                   10,876,621     (1,446,864)
  Net increase in net assets from operations         73,653,948     63,178,086

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (13,586,041)   (22,018,218)
    Class B                                         (15,654,935)   (23,308,105)
    Class C                                          (4,021,639)    (5,153,555)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      121,328,882    162,746,223
  Total increase                                    161,720,215    175,444,431

NET ASSETS
  Beginning of year                                 698,615,785    523,171,354
  End of period (including undistributed
    net investment income of $3,870,792
    and $5,680,591, respectively)                  $860,336,000   $698,615,785


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996 (UNAUDITED)       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund, which is a Maryland corporation operates as a series company currently comprised of two portfolios: the Corporate Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares: Class A, Class B and Class C shares. Class A shares are currently sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sales price on such exchange. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean of the closing bid and asked price as obtained from a recognized pricing service and brokers. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income or net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discount as an adjustment to interest income.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Advisory Agreement, the Portfolio pays Alliance Capital Management L.P., (the "Adviser"), an advisory fee at a annual rate of .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $66,976 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 1996.


9



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $406,512 for the six months ended December 31, 1996. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $59,108 from the sale of Class A shares, $200,739, $3,884 in contingent deferred sales charges imposed upon redemption by shareholders of Class B and Class C respectively, for the six months ended December 31, 1996.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the Portfolio's average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $8,023,556 and $1,329,773, for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $1,047,812,799 and $902,653,548, respectively, for the six months ended December 31, 1996. There were purchases of $320,748,339 and sales of $311,529,380 of U.S. government and government agency obligations for the six months ended December 31, 1996. At December 31, 1996, the cost of securities for federal income tax purposes was $905,049,545. Accordingly, gross unrealized appreciation of investments was $25,011,924 and gross unrealized depreciation of investments was $36,538,958, resulting in net unrealized depreciation of $11,527,034. At June 30, 1996, the Portfolio had a capital loss carryforward for federal income tax purposes of approximately $126,287,458 of which $93,188,575 expires in the year 1997; $14,295,126 in the year 1998; $258,361 in the year 2000;  $15,028,057 in the year 2003 and
$3,517,339 in the year 2004.

OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of


10



                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

For the six months ended December 31, 1996 the Fund did not engage in any options transactions.

NOTE E: CAPITAL STOCK
There are 350,000,000 shares of $.001 par value capital stock authorized for the Portfolio, of which 250,000,000 shares are designated as Class A and 50,000,000 each for Class B and Class C shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     DEC. 31, 1996    JUNE 30,    DEC. 31, 1996     JUNE 30,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                     ------------  ------------  --------------  --------------
Shares sold            3,377,708     5,346,878     $45,895,741    $ 71,873,295
Shares issued in
  reinvestment of
  dividends              501,782       863,496       6,859,986      11,552,038
Shares converted
  from Class B           349,163       290,778       4,774,940       3,878,519
Shares redeemed       (1,772,752)   (3,486,540)    (24,115,934)    (46,736,968)
Net increase           2,455,901     3,014,612     $33,414,733    $ 40,566,884

CLASS B
Shares sold            6,753,045    10,495,151     $92,087,779    $141,176,345
Shares issued in
  reinvestment of
  dividends              496,850       729,705       6,787,445       9,764,021
Shares converted
  to Class A            (349,163)     (290,778)     (4,774,940)     (3,878,519)
Shares redeemed       (2,394,972)   (4,169,007)    (32,628,591)    (56,009,933)
Net increase           4,505,760     6,765,071     $61,471,693    $ 91,051,914

CLASS C
Shares sold            2,784,070     3,778,824     $38,084,957    $ 50,939,949
Shares issued in
  reinvestment of
  dividends              109,377       151,683       1,497,805       2,030,186
Shares redeemed         (962,327)   (1,624,777)    (13,140,306)    (21,842,710)
Net increase           1,931,120     2,305,730     $26,442,456    $ 31,127,425


11



FINANCIAL HIGHLIGHTS                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS A
                                            -----------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                             DECEMBER 31,                         YEAR ENDED JUNE 30,
                                                 1996      --------------------------------------------------------------
                                             (UNAUDITED)       1996         1995         1994         1993         1992
                                            -------------  -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of period          $13.29         $12.92       $12.51       $14.15       $12.01       $11.21

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .58(a)        1.26         1.19         1.11         1.25         1.06
Net realized and unrealized gain (loss)
  on investments                                 .74            .27          .36        (1.36)        2.13          .82
Net increase (decrease) in net asset
  value from operations                         1.32           1.53         1.55         (.25)        3.38         1.88

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.61)         (1.16)       (1.14)       (1.11)       (1.24)       (1.08)
Dividends in excess of net investment
  income                                          -0-            -0-          -0-        (.03)          -0-          -0-
Distributions from net realized gains             -0-            -0-          -0-        (.25)          -0-          -0-
Total dividends and distributions               (.61)         (1.16)       (1.14)       (1.39)       (1.24)       (1.08)
Net asset value, end of period                $14.00         $13.29       $12.92       $12.51       $14.15       $12.01

TOTAL RETURN
Total investment return based on net
  asset value (b)                              10.16%         12.14%       13.26%       (2.58)%      29.62%       17.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $326,547       $277,369     $230,750     $219,182     $216,171      $60,356
Ratio of expenses to average net assets         1.12%(c)       1.20%        1.24%        1.30%        1.39%        1.48%
Ratio of net investment income to
  average net assets                            8.48%(c)       9.46%        9.70%        7.76%        9.29%        8.98%
Portfolio turnover rate                          154%           389%         387%         372%         579%         610%


See footnote summary on page 14.


12



                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                            ------------------------------------------------------------------
                                              SIX MONTHS                                           JANUARY 8,
                                                 ENDED                                               1993(D)
                                             DECEMBER 31,            YEAR ENDED JUNE 30,               TO
                                                 1996      -------------------------------------    JUNE 30,
                                             (UNAUDITED)       1996         1995         1994         1993
                                            -------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $13.29         $12.92       $12.50       $14.15       $12.47

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .53(a)        1.15         1.11         1.02          .49
Net realized and unrealized gain (loss)
  on investments                                 .75            .29          .36        (1.37)        1.69
Net increase (decrease) in net asset
value from operations                           1.28           1.44         1.47         (.35)        2.18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.57)         (1.07)       (1.05)       (1.04)        (.50)
Dividends in excess of net investment
  income                                          -0-            -0-          -0-        (.01)          -0-
Distribution from net realized gains              -0-            -0-          -0-        (.25)          -0-
Total dividends and distributions               (.57)         (1.07)       (1.05)       (1.30)        (.50)
Net asset value, end of period                $14.00         $13.29       $12.92       $12.50       $14.15

TOTAL RETURN
Total investment return based on net
asset value (b)                                 9.77%         11.38%       12.54%       (3.27)%      17.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $419,234       $338,152     $241,393     $184,129      $55,508
Ratio of expenses to average net assets         1.82%(c)       1.90%        1.99%        2.00%        2.10%(c)
Ratio of net investment income to
  average net assets                            7.77%(c)       8.75%        9.07%        7.03%        7.18%(c)
Portfolio turnover rate                          154%           389%         387%         372%         579%


See footnote summary on page 14.

13

FINANCIAL HIGHLIGHTS (CONTINUED)    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS C
                                            ------------------------------------------------------------------
                                              SIX MONTHS                                              MAY 3,
                                                 ENDED                                               1993(D)
                                             DECEMBER 31,           YEAR ENDED JUNE 30,                TO
                                                 1996      -------------------------------------    JUNE 30,
                                             (UNAUDITED)       1996         1995         1994         1993
                                            -------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $13.29         $12.93       $12.50       $14.15       $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .54(a)        1.14         1.10         1.02          .16
Net realized and unrealized gain (loss)
on investments                                   .74            .29          .38        (1.37)         .53
Net increase (decrease) in net asset
  value from operations                         1.28           1.43         1.48         (.35)         .69

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.57)         (1.07)       (1.05)       (1.05)        (.17)
Distribution from net realized gains              -0-            -0-          -0-        (.25)          -0-
Total dividends and distributions               (.57)         (1.07)       (1.05)       (1.30)        (.17)
Net asset value, end of period                $14.00         $13.29       $12.93       $12.50       $14.15

TOTAL RETURN
Total investment return based on net
  asset value (b)                               9.77%         11.30%       12.62%       (3.27)%       5.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $114,555        $83,095      $51,028       50,860       $5,115
Ratio of expenses to average net assets         1.82%(c)       1.90%        1.84%        1.99%        2.05%(c)
Ratio of net investment income to
  average net assets                            7.78%(c)       8.74%        8.95%        6.98%        5.51%(c)
Portfolio turnover rate                          154%           389%         387%         372%         579%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.

(c)  Annualized.

(d)  Commencement of distribution.


14



                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


15



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

CBPSR